INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.
Global Quality Portfolio

Summary Prospectus
August 19, 2013

Class:	IS	Ticker Symbol:	MGQSX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated April 30, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Objective

The Global Quality Portfolio seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

The Portfolio does not charge any sales load or other fees when you purchase or sell Class IS shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses‡	0.45%
Total Annual Portfolio Operating Expenses*	1.25%
Fee Waiver and/or Expense Reimbursement*	0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.15%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$117	$365

‡  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance.

Principal Investment Strategies

The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth.

The Sub-Advisers believe that the number of issuers with high quality businesses meeting their criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Portfolio's equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in a convertible security, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by use of foreign currency forward exchange contracts, the precise matching of foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risks than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•  Non-Diversification. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the International Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Sub-Adviser(s)	Date Began Managing Portfolio
William D. Lock	Managing Director of MSIM Limited	August 2013
Bruno Paulson	Managing Director of MSIM Limited	August 2013
Vladimir A. Demine	Executive Director of MSIM Limited	August 2013
Marcus Watson	Senior Associate of MSIM Limited	August 2013
Christian Derold	Managing Director of MSIM Company	August 2013
Peter J. Wright	Managing Director of MSIM Company	August 2013

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the "Shareholder Information—Minimum Investment Amount" section beginning on page 10 of the Prospectus.

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your authorized financial intermediary. For more information, please refer to the "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares" sections beginning on pages 10 and 11, respectively, of the Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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SU-MSIFIS-0813